As filed with the U.S. Securities and Exchange Commission on May 2, 2023
Investment Company Act File No. 811-08895

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 128
☒
(Check appropriate box or boxes)
VOYA FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(Address of Principal Executive Offices)
Registrant's Telephone Number, Including Area Code: (800) 992-0180
Huey P. Falgout, Jr., Esq.
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
(Name and Address of Agent for Service)
With copies to:
Elizabeth J. Reza, Esq.
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
It is intended that this filing become effective on May 2, 2023 in accordance with Section 8 of the Investment Company Act of 1940, as amended.

EXPLANATORY NOTE

This Amendment No. 128 (the "Amendment") to the Registration Statement of Voya Funds Trust (the "Registrant") on Form N-1A is being filed under the Investment Company Act of 1940 (the "1940 Act"), as amended, to amend and supplement Amendment No. 123 to the Registrant's Registration Statement on Form N-1A, filed with the U.S. Securities and Exchange Commission (the "Commission") on November 18, 2022 under the 1940 Act (Accession No. 0001683863-22-007202) ("Amendment No. 123") as pertaining to Parts A and B of the Registration Statement with respect to Voya VACS Series HYB Fund (the "Fund"), a series of the Registrant.

Part A and Part B of the Registration Statement with respect to the Fund as filed in Amendment No. 123, are incorporated herein by reference.

The Fund's shares are not registered under the Securities Act of 1933, as amended (the "1933 Act"), because the shares are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the 1933 Act. Investments in the Fund may only be made by "accredited investors," as defined in Regulation D under the 1933 Act. This Amendment does not constitute an offer to sell, or the solicitation of an offer to buy, within the meaning of the 1933 Act, any beneficial interests in the Fund.

This Registration Statement relates only to the Fund and does not affect or incorporate by reference the currently effective Part A and Part B for the Registrant's other series.

Voya Funds Trust

Voya VACS Series HYB Fund

(the "Fund")

Amendment dated May 2, 2023

to the Fund's Prospectus (the "Prospectus") and

related Statement of Additional Information (the "SAI"),

each dated November 18, 2022

Effective May 1, 2023: (1) Mohamed Basma, CFA was added as a portfolio manager for the Fund; and

(2) Richard Cumberledge, CFA was removed as a portfolio manager for the Fund.

1.Effective immediately, the Prospectus is revised as follows:

a)All references to Richard Cumberledge, CFA as a portfolio manager for the Fund are hereby removed from the Prospectus.

b)The sub-section of the Prospectus entitled "Item 5. Management – Investment Sub-Adviser" is deleted in its entirety and replaced with the following:

Name	Title with Sub-Adviser	Date Began Managing the Fund
Mohamed Basma, CFA	Portfolio Manager	05/2023
Randall Parrish, CFA	Portfolio Manager	11/2022

c)The third and fourth paragraphs in the sub-section of the Prospectus entitled "Item 10. Management, Organization and Capital Structure – Voya Investment Management Co. LLC" are deleted in their entirety and replaced with the following:

Mr. Basma, Portfolio Manager, Managing Director, and head of leveraged credit at Voya IM also chairs the leveraged credit investment committee. Previously at Voya IM, he served as head of senior loans and global CLOs for leveraged credit where he was responsible for all aspects of the team's senior loan and global CLO business and the team's CLO investing strategies. Prior to joining Voya IM, Mr. Basma was a senior auditor and consultant in the audit and business advisory group with Arthur Andersen, LLP where he was responsible for executing corporate audits and financial consulting engagements.

Mr. Parrish, Senior Portfolio Manager, serves as head of U.S. high-yield at Voya IM. Before being named a portfolio manager in 2007, he served as a high-yield analyst focused on the media and retail/consumer sectors. Prior to joining Voya IM, Mr. Parrish was a corporate banker in leveraged finance with Sun Trust Bank and predecessors to Bank of America.

2.Effective immediately, the SAI is revised as follows:

a)All references to Richard Cumberledge, CFA as a portfolio manager for the Fund are hereby removed from the SAI.

b)The table in the sub-section of the SAI entitled "Item 20. Portfolio Managers – Other Accounts Managed" is amended to include the following:

	Registered Investment		Other Pooled Investment		Other Accounts
		Companies		Vehicles
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Portfolio	of		of		of
Manager	Accounts		Accounts		Accounts
Mohamed	2	$426,874,261	57	$3,204,902,409	16	$2,335,379,221
Basma, CFA1

c)The table in the sub-section of the SAI entitled "Item 20. Portfolio Managers – Compensation" is deleted in its entirety and replaced with the following"

Fund	Portfolio Manager	Benchmark
Voya VACS Series HYB Fund	Mohamed Basma, CFA and Randall	Bloomberg High Yield Bond - 2%
	Parrish, CFA	Issuer Constrained Composite Index

d)The table in the sub-section of the SAI entitled "Item 20. Portfolio Managers – Ownership of Securities" is amended to include the following:

Portfolio Manager	Dollar Range of Fund Shares Owned
Mohamed Basma, CFA1	None

1 As of December 31, 2022.

PLEASE RETAIN THIS AMENDMENT FOR FUTURE REFERENCE

PART C.
OTHER INFORMATION
Item 28. Exhibits
28 (a)(1)
Voya Funds Trust (the “Registrant”) Trust Instrument dated July 30, 1998 (the “Trust Instrument”) – Filed as an
Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on October 28,
1998 and incorporated herein by reference.

28 (a)(2)
Certificate of Amendment, dated February 26, 2001, to the Trust Instrument – Filed as an Exhibit to
Post-Effective Amendment No. 8 to the Registrant’s Form N-1A Registration Statement on March 1, 2001 and
incorporated herein by reference.

28 (a)(3)
Certificate of Amendment, dated May 9, 2001, to the Trust Instrument – Filed as an Exhibit to Post-Effective
Amendment No. 9 to the Registrant’s Form N-1A Registration Statement on June 15, 2001 and incorporated herein by reference.

28 (a)(4)
Certificate of Amendment, dated May 9, 2001, to the Trust Instrument – Filed as an Exhibit to Post-Effective
Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

28 (a)(5)
Amendment No. 1, dated November 2, 2001, to the Trust Instrument – Filed as an Exhibit to Post-Effective
Amendment No. 17 to the Registrant’s Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

28 (a)(6)
Certificate of Amendment, dated December 17, 2001, to the Trust Instrument – Filed as an Exhibit to
Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 1, 2008 and
incorporated herein by reference.

28 (a)(7)
Certificate of Amendment, effective March 1, 2002, to the Trust Instrument – Filed as an Exhibit to Post-Effective
Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

28 (a)(8)
Amendment No. 4, dated March 1, 2002, to the Trust Instrument – Filed as an Exhibit to Post-Effective
Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

28 (a)(9)
Amendment No. 5, effective September 23, 2002, to the Trust Instrument, Abolition of Series of Shares of
Beneficial Interest (ING European Equity Fund, ING Tax Efficient Equity Fund, ING Global Technology Fund,
and ING Global Real Estate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s
Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

28 (a)(10)
Amendment No. 6, effective September 23, 2002, to the Trust Instrument, Name Change of Series (ING Strategic
Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A
Registration Statement on July 29, 2003 and incorporated herein by reference.

28 (a)(11)
Amendment No. 7, effective November 22, 2002, to the Trust Instrument, Abolition of Series of Shares of
Beneficial Interest (ING High Yield Fund) – Filed as an Exhibit to Post-Effective Amendment No. 24 to the
Registrant’s Form N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

28 (a)(12)
Amendment No. 8, effective June 2, 2003, to the Trust Instrument, Establishment of New Share Class (ING
Intermediate Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form
N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

28 (a)(13)
Amendment No. 9, effective August 25, 2003, to the Trust Instrument, Abolition of Series of Shares of Beneficial
Interest (ING National Tax-Exempt Money Market Fund) – Filed as an Exhibit to Post-Effective Amendment No.
25 to the Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

28 (a)(14)
Amendment No. 10, effective August 25, 2003, to the Trust Instrument, Abolition of Class of Shares of Beneficial
Interest (ING Classic Money Market Fund) – Filed as an Exhibit to Post-Effective Amendment No. 25 to the
Registrant’s Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

28 (a)(15)
Amendment No. 11, effective April 23, 2004, to the Trust Instrument, Abolition of Series of Shares of Beneficial
Interest (ING Strategic Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s
Form N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

28 (a)(16)
Amendment No. 12, effective March 24, 2004, to the Trust Instrument, Establishment of New Share Class (ING
Intermediate Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form
N-1A Registration Statement on May 25, 2004 and incorporated herein by reference.

28 (a)(17)
Plan of Liquidation and Dissolution of Series, effective February 26, 2004 (ING Strategic Bond Fund) – Filed as
an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on
May 25, 2004 and incorporated herein by reference.

28 (a)(18)
Amendment No. 13, effective September 2, 2004, to the Trust instrument, Dissolution of Share Class (ING High
Yield Opportunity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant’s Form
N-1A Registration Statement on May 13, 2005 and incorporated herein by reference.

28 (a)(19)
Amendment No. 14, effective October 25, 2004, to the Trust Instrument, Abolition of Series of Shares of
Beneficial Interest (ING High Yield Opportunity Fund) – Filed as an Exhibit to Post-Effective Amendment No. 28
to the Registrant’s Form N-1A Registration Statement on May 13, 2005 and incorporated herein by reference.

28 (a)(20)
Amendment No. 15, effective March 15, 2005, to the Trust Instrument, Abolition of Series of Shares of Beneficial
Interest (ING Money Market Fund and ING Lexington Money Market Trust) – Filed as an Exhibit to
Post-Effective Amendment No. 30 to the Registrant’s Form N-1A Registration Statement on July 21, 2005 and
incorporated herein by reference.

28 (a)(21)
Amendment No. 16, effective July 29, 2005, to the Trust Instrument, Establishment of New Series (ING
Institutional Prime Money Market Fund) – Filed as an Exhibit to Post-Effective Amendment No. 30 to the
Registrant’s Form N-1A Registration Statement on July 21, 2005 and incorporated herein by reference.

28 (a)(22)
Amendment No. 17, effective January 3, 2007, to the Trust Instrument, Conversion of Series, Shares and Classes,
and the Abolition of a Class of Shares (ING GNMA Income Fund) – Filed as an Exhibit to Post-Effective
Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on May 30, 2007 and incorporated herein by reference.

28 (a)(23)
Amendment No. 18, effective November 19, 2007, to the Trust Instrument, Establishment of New Share Class and
Re-Designation of Current Share Class (ING Institutional Prime Money Market Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 38 to the Registrant’s Form N-1A Registration Statement on December 4, 2007
and incorporated herein by reference.

28 (a)(24)
Amendment No. 19, effective November 19, 2007, to the Trust Instrument, Establishment of New Share Class
(ING GNMA Income Fund and ING Intermediate Bond Fund) – Filed as an Exhibit to Post-Effective Amendment
No. 38 to the Registrant’s Form N-1A Registration Statement on December 4, 2007 and incorporated herein by reference.

28 (a)(25)
Amendment No. 20, effective July 21, 2008, to the Trust Instrument, Establishment of New Share Class (ING
High Yield Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A
Registration Statement on August 1, 2008 and incorporated herein by reference.

28 (a)(26)
Amendment No. 21, effective October 23, 2008, to the Trust Instrument, Abolition of Series of Shares of
Beneficial Interest (ING National Tax-Exempt Bond Fund) – Filed as an Exhibit to Post-Effective Amendment
No. 44 to the Registrant’s Form N-1A Registration Statement on July 30, 2009 and incorporated herein by reference.

28 (a)(27)
Amendment No. 22, effective November 20, 2009, to the Trust Instrument, Conversion of Series, Shares and
Classes, and the Abolition of a Class of Shares (ING GNMA Income Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on July 26, 2010 and
incorporated herein by reference.

28 (a)(28)
Amendment No. 23, effective May 27, 2010, to the Trust Instrument, Establishment of New Series (ING Floating
Rate Fund) – Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration
Statement on July 26, 2010 and incorporated herein by reference.

28 (a)(29)
Amendment No. 24, effective May 19, 2011, to the Trust Instrument, Establishment of New Share Class (ING
GNMA Income Fund and ING High Yield Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 53
to the Registrant’s Form N-1A Registration Statement on July 30, 2012 and incorporated herein by reference.

28 (a)(30)
Amendment No. 25, effective May 19, 2011, to the Trust Instrument, Establishment of New Share Class (ING
High Yield Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A
Registration Statement on July 30, 2012 and incorporated herein by reference.

28 (a)(31)
Plan of Liquidation and Dissolution of Series, effective November 4, 2010 (ING Institutional Prime Money
Market Fund) – Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A
Registration Statement on July 27, 2011 and incorporated herein by reference.

28 (a)(32)
Plan of Liquidation and Dissolution of Series, effective January 25, 2011 (ING Classic Money Market Fund) –
Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A Registration Statement on
July 27, 2011 and incorporated herein by reference.

28 (a)(33)
Amendment No. 26, effective July 12, 2012, to the Trust Instrument, Establishment of New Series (ING Strategic
Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A
Registration Statement on October 31, 2012 and incorporated herein by reference.

28 (a)(34)
Amendment No. 27, effective September 6, 2012, to the Trust Instrument, Establishment of New Series (ING
Short Term Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 62 to the Registrant’s Form N-1A
Registration Statement on November 30, 2012 and incorporated herein by reference.

28 (a)(35)
Amendment No. 28, effective September 6, 2012, to the Trust Instrument, Establishment of New Share Class
(ING Floating Rate Fund and ING High Yield Bond Fund) – Filed as an Exhibit to Post-Effective Amendment
No. 62 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

28 (a)(36)
Amendment No. 29, effective September 6, 2012, to the Trust Instrument, Establishment of New Share Class
(ING Intermediate Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s
Form N-1A Registration Statement on July 26, 2013 and incorporated herein by reference.

28 (a)(37)
Amendment No. 30, effective May 23, 2013, to the Trust Instrument, Establishment of New Share Class (ING
Short Term Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A
Registration Statement on July 26, 2013 and incorporated herein by reference.

28 (a)(38)
Amendment No. 30, effective January 10, 2013, to the Trust Instrument, Amendment of Mandatory Trustee
Retirement Age – Filed as an Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A
Registration Statement on May 30, 2014 and incorporated herein by reference.

28 (a)(39)
Amendment No. 32, effective May 1, 2014, to the Trust Instrument, Name Change of Each Series – Filed as an
Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on May 30,
2014 and incorporated herein by reference.

28 (a)(40)
Certificate of Amendment of Certificate of Trust, effective May 1, 2014 (Name Change of Trust) – Filed as an
Exhibit to Post-Effective Amendment No. 79 to the Registrant’s Form N-1A Registration Statement on May 30,
2014 and incorporated herein by reference.

28 (a)(41)
Amendment No. 33, effective May 22, 2014, to the Trust Instrument, Establishment of New Share Class (Voya
Short Term Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 80 to the Registrant’s Form N-1A
Registration Statement on July 29, 2014 and incorporated herein by reference.

28 (a)(42)
Amendment No. 34, effective December 1, 2014, to the Trust Instrument, Name Change of Series (Voya Strategic
Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Form N-1A
Registration Statement on May 29, 2015 and incorporated herein by reference.

28 (a)(43)
Amendment No. 35, effective July 9, 2015, to the Trust Instrument, Establishment of New Share Class (Voya
Strategic Income Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 83 to the
Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

28 (a)(44)
Amendment No. 36, effective September 10, 2015, to the Trust Instrument, Amendment to Increase Number of
Trustees – Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Form N-1A Registration
Statement on May 27, 2016 and incorporated herein by reference.

28 (a)(45)
Amendment No. 37, effective May 12, 2016, to the Trust Instrument, Establishment of New Share Class (Voya
High Yield Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A
Registration Statement on July 27, 2016 and incorporated herein by reference.

28 (a)(46)
Amendment No. 38, effective January 12, 2017, to the Trust Instrument, Establishment of New Share Class (Voya
Floating Rate Fund, Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund,
Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on March 23, 2017 and
incorporated herein by reference.

28 (a)(47)
Amendment No. 39, effective May 8, 2017, to the Trust Instrument, Abolition of a Class of Shares (Voya GNMA
Income Fund, Voya High Yield Bond Fund, and Voya Intermediate Bond Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 92 to the Registrant’s Form N-1A Registration Statement on July 27, 2017 and
incorporated herein by reference.

28 (a)(48)
Amendment No. 40, effective January 11, 2018, to the Trust Instrument, Establishment of New Share Class (Voya
Floating Rate Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, and Voya Short Term Bond
Fund) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration
Statement on January 31, 2018 and incorporated herein by reference.

28 (a)(49)
Amendment No. 41, effective September 14, 2018, to the Trust Instrument, Establishment of New Share Class
(Voya Strategic Income Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 101 to the
Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

28 (a)(50)
Amendment No. 42, effective January 25, 2019, to the Trust Instrument, Establishment of New Share Class (Voya
Strategic Income Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 101 to the
Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

28 (a)(51)
Amendment No. 43, effective May 23, 2019, to the Trust Instrument, Establishment of New Series (Voya
Government Money Market Fund II) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the
Registrant’s Form N-1A Registration Statement on October 21, 2019 and incorporated herein by reference.

28 (a)(52)
Amendment No. 44, effective September 12, 2019, to the Trust Instrument, Establishment of New Share Class
(Voya Short Term Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s
Form N-1A Registration Statement on October 21, 2019 and incorporated herein by reference.

28 (a)(53)
Amendment No. 45, effective November 8, 2019, to the Trust Instrument, Name Change of Series (Voya
Government Money Market Fund II) – Filed as an Exhibit to Post-Effective Amendment No. 109 to the
Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

28 (a)(54)
Amendment No. 46, effective November 25, 2019, to the Trust Instrument, Abolition of a Class of Shares (Voya
Government Money Market Fund) – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s
Form N-1A Registration Statement on March 20, 2020 and incorporated herein by reference.

28 (a)(55)
Amendment No. 47, effective November 25, 2019, to the Trust Instrument, Abolition of a Class of Shares (Voya
Government Money Market Fund) – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s
Form N-1A Registration Statement on March 20, 2020 and incorporated herein by reference.

28 (a)(56)
Amendment No. 48, effective November 25, 2019, to the Trust Instrument, Amendment of Mandatory Trustee
Retirement Age – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Form N-1A
Registration Statement on March 20, 2020 and incorporated herein by reference.

28 (a)(57)
Amendment No. 2, dated November 2, 2001, to the Trust Instrument – Filed as an Exhibit to Post-Effective
Amendment No. 113 to the Registrant’s Form N-1A Registration Statement on May 20, 2020 and incorporated herein by reference.

28 (a)(58)
Amendment No. 3, dated November 2, 2001, to the Trust Instrument, Abolition of Series of Shares of Beneficial
Interest (Pilgrim Internet Fund II) – Filed as an Exhibit to Post-Effective Amendment No. 113 to the Registrant’s
Form N-1A Registration Statement on May 20, 2020 and incorporated herein by reference.

28 (a)(59)
Amendment No. 49, effective March 13, 2020, to the Trust Instrument, Establishment of New Share Class (Voya
GNMA Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 113 to the Registrant’s Form N-1A
Registration Statement on May 20, 2020 and incorporated herein by reference.

28 (a)(60)
Certificate of Amendment to Certificate of Trust of Voya Funds Trust, dated July 23, 2021 – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on May 27, 2022
and incorporated herein by reference.

28 (a)(61)
Amendment No. 50, effective September 30, 2022, to the Trust Instrument, Abolition of Classes of Shares (Voya
Strategic Income Opportunities Fund) – Filed as an Exhibit to Amendment No. 122 to the Registrant’s Form
N-1A Registration Statement on November 18, 2022 and incorporated herein by reference.

28 (a)(62)
Amendment No. 51, effective November 17, 2022, to the Trust Instrument, Establishment of New Series (Voya
Short Duration High Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 123 to the
Registrant's Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (a)(63)
Amendment No. 52, effective November 18, 2022, to the Trust Instrument, Establishment of New Series (Voya
VACS Series HYB Fund) – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant's Form
N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (a)(64)
Amendment No. 53, effective January 12, 2023, to the Trust Instrument, Abolition of Classes of Shares (Voya
Floating Rate Fund, Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund,
Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 125 to the Registrant's Form N-1A Registration Statement on April 17, 2023 and
incorporated herein by reference.

28 (a)(65)
Amendment No. 54, effective March 16, 2023, to the Trust Instrument, Establishment of a New Share Class
(Voya Short Duration High Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 125 to the
Registrant's Form N-1A Registration Statement on April 17, 2023 and incorporated herein by reference.

28 (a)(66)
Amendment No. 55, effective May 1, 2023, to the Trust Instrument, Abolition of Classes of Shares (Voya Floating
Rate Fund, Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, and Voya
Short Term Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 125 to the Registrant's Form
N-1A Registration Statement on April 17, 2023 and incorporated herein by reference.

28 (b)(1)
Amended and Restated Bylaws of the Registrant dated March 18, 2018 – Filed as an Exhibit to Post-Effective
Amendment No. 98 to the Registrant's Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

28 (c)(1)
The rights of holders of the securities being registered are set out in Articles II, VII, IX, and X of the Declaration
of Trust referenced in Exhibit (a) above and in Articles IV, VI, and XIII of the Bylaws referenced in Exhibit (b)
above.

28 (d)(1)
Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated
May 1, 2015, between the Registrant and Voya Investments, LLC – Filed as an Exhibit to Post-Effective
Amendment No. 82 to the Registrant’s Form N-1A Registration Statement on May 29, 2015 and incorporated herein by reference.

28 (d)(1)(i)
Amended Schedule A, effective February 9, 2023, to the Amended and Restated Investment Management
Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya
Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant's Form N-1A
Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (d)(1)(ii)
Amended Schedules B and C, dated September 2020, to the Amended and Restated Investment Management
Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya
Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A
Registration Statement on July 30, 2020 and incorporated herein by reference.

28 (d)(1)(iii)
Waiver Letter, dated August 1, 2022, to the Amended and Restated Investment Management Agreement, dated
November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC
(with respect to Class P shares of Voya Floating Rate Fund, Voya High Yield Bond Fund, and Voya Strategic
Income Opportunities Fund) for the period from August 1, 2022 through August 1, 2023 – Filed as an Exhibit to
Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on July 28, 2022 and
incorporated herein by reference.

28 (d)(1)(iv)
Waiver Letter, dated January 1, 2023, to the Amended and Restated Investment Management Agreement, dated
November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC
(with respect to Voya Floating Rate Fund) for the period from January 1, 2023 through August 1, 2024 – Filed as an Exhibit to Post-Effective Amendment No. 125 to the Registrant's Form N-1A Registration Statement on
April 17, 2023 and incorporated herein by reference.

28 (d)(1)(v)
Waiver Letter, dated January 1, 2023, to the Amended and Restated Investment Management Agreement, dated
November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC
(with respect to Voya High Yield Bond Fund) for the period from January 1, 2023 through August 1, 2024 – Filed as an Exhibit to Post-Effective Amendment No. 125 to the Registrant's Form N-1A Registration Statement on
April 17, 2023 and incorporated herein by reference.

28 (d)(2)
Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated
May 1, 2015, between the Registrant and Voya Investments, LLC (with respect to Voya GNMA Income Fund) –
Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Form N-1A Registration Statement on
May 29, 2015 and incorporated herein by reference.

28 (d)(2)(i)
Amended Schedule A, effective January 1, 2020, to the Amended and Restated Investment Management
Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya
Investments, LLC (with respect to Voya GNMA Income Fund) – Filed as an Exhibit to Post-Effective Amendment
No. 112 to the Registrant’s Form N-1A Registration Statement on March 20, 2020 and incorporated herein by reference.

28 (d)(2)(ii)
Amended Schedules B and C, dated September 2020, to the Amended and Restated Investment Management
Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya
Investments, LLC (with respect to Voya GNMA Income Fund) – Filed as an Exhibit to Post-Effective Amendment
No. 116 to the Registrant’s Form N-1A Registration Statement on July 30, 2020 and incorporated herein by reference.

28 (d)(2)(iii)
Waiver Letter, dated August 1, 2022, to the Amended and Restated Investment Management Agreement, dated
November 18, 2014, as amended and restated May 1, 2015, between the Registrant and Voya Investments, LLC
(with respect to Class P shares of Voya GNMA Income Fund) for the period from August 1, 2022 through
August 1, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A
Registration Statement on July 28, 2022 and incorporated herein by reference.

28 (d)(3)
Expense Limitation Agreement, effective January 1, 2016, between the Registrant and Voya Investments, LLC –
Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Form N-1A Registration Statement on
May 27, 2016 and incorporated herein by reference.

28 (d)(3)(i)
Amended Schedule A, effective April 18, 2023, to the Expense Limitation Agreement, effective January 1, 2016, between the Registrant and Voya Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 125
to the Registrant's Form N-1A Registration Statement on April 17, 2023 and incorporated herein by reference.

28 (d)(3)(ii)
Expense Limitation Recoupment Letter dated January 1, 2016 (with respect to Voya Intermediate Bond Fund) –
Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant’s Form N-1A Registration Statement on
May 27, 2016 and incorporated herein by reference.

28 (d)(3)(iii)
Letter Agreement, dated August 1, 2022, between Voya Investments, LLC and the Registrant with regard to lowering the expense ratio for Voya Floating Rate Fund for the period from August 1, 2022 through August 1,
2023 – Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration
Statement on July 28, 2022 and incorporated herein by reference.

28 (d)(4)
Expense Limitation Agreement, effective August 1, 2016, between the Registrant and Voya Investments, LLC
(with respect to Voya Strategic Income Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment
No. 86 to the Registrant’s Form N-1A Registration Statement on July 27, 2016 and incorporated herein by reference.

28 (d)(4)(i)
Amended Schedule A, effective August 1, 2019, to the Expense Limitation Agreement, effective August 1, 2016, between the Registrant and Voya Investments, LLC (with respect to Voya Strategic Income Opportunities Fund) –
Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant’s Form N-1A Registration Statement
on July 26, 2019 and incorporated herein by reference.

28 (d)(5)
Money Market Fund Expense Limitation Agreement, effective November 5, 2019, among Voya Investments, LLC,
Voya Investments Distributor, LLC, and the Registrant (with respect to Voya Government Money Market Fund) –
Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Form N-1A Registration Statement
on October 31, 2019 and incorporated herein by reference.

28 (d)(5)(i)
Letter Agreement, dated August 1, 2022, among Voya Investments, LLC, Voya Investments Distributor, LLC, and
the Registrant, to waive a portion of the fees for Government Money Market Fund for the period from August 1,
2022 through August 1, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s
Form N-1A Registration Statement on July 28, 2022 and incorporated herein by reference.

28 (d)(6)
Sub-Advisory Agreement, effective November 18, 2014, between Voya Investments, LLC and Voya Investment
Management Co. LLC – Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Form N-1A
Registration Statement on May 29, 2015 and incorporated herein by reference.

28 (d)(6)(i)
First Amendment, effective January 1, 2018, to the Sub-Advisory Agreement, effective November 18, 2014, between Voya Investments, LLC and Voya Investment Management Co. LLC – Filed as an Exhibit to
Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration Statement on July 27, 2018 and
incorporated herein by reference.

28 (d)(6)(ii)
Second Amendment, effective February 1, 2018, to the Sub-Advisory Agreement, effective November 18, 2014, between Voya Investments, LLC and Voya Investment Management Co. LLC – Filed as an Exhibit to
Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration Statement on July 27, 2018 and
incorporated herein by reference.

28 (d)(6)(iii)
Amended Schedule A, effective February 9, 2023, to the Sub-Advisory Agreement, effective November 18, 2014, between Voya Investments, LLC and Voya Investment Management Co. LLC – Filed as an Exhibit to
Post-Effective Amendment No. 123 to the Registrant's Form N-1A Registration Statement on February 8, 2023
and incorporated herein by reference.

28 (d)(6)(iv)
Waiver Letter, dated August 1, 2022, to the Sub-Advisory Agreement, effective November 18, 2014, between
Voya Investments, LLC and Voya Investment Management Co. LLC (with respect to Class P shares of Voya
Strategic Income Opportunities Fund) for the period from August 1, 2022 through August 1, 2023 – Filed as an
Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on July 28,
2022 and incorporated herein by reference.

28 (d)(6)(v)
Waiver Letter, dated August 1, 2022, to the Sub-Advisory Agreement, effective November 18, 2014, between
Voya Investments, LLC and Voya Investment Management Co. LLC (with respect to Class P shares of Voya
GNMA Income Fund) for the period from August 1, 2022 through August 1, 2023 – Filed as an Exhibit to
Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on July 28, 2022 and
incorporated herein by reference.

28 (e)(1)
Underwriting Agreement, dated November 18, 2014, between the Registrant and Voya Investments Distributor,
LLC – Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant’s Form N-1A Registration
Statement on May 29, 2015 and incorporated herein by reference.

28 (e)(1)(i)
Amended Schedule A, dated February 9, 2023, to the Underwriting Agreement, dated November 18, 2014, between the Registrant and Voya Investments Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment
No. 123 to the Registrant's Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (e)(2)
Placement Agent Agreement, effective November 18, 2022, between the Registrant and Voya Investments
Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant's Form N-1A
Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (f)(1)
Deferred Compensation Plan for Independent Directors, as amended and restated January 11, 2023 – Filed as an
Exhibit to Post-Effective Amendment No. 123 to the Registrant's Form N-1A Registration Statement on
February 8, 2023 and incorporated herein by reference.

28 (g)(1)
Custody Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon – Filed as
an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on July 29,
2003 and incorporated herein by reference.

28 (g)(1)(i)
Amendment, dated January 1, 2019, to the Custody Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 101 to the
Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

28 (g)(1)(ii)
Amended Exhibit A, effective February 9, 2023, to the Custody Agreement, dated January 6, 2003, between the
Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 123 to the
Registrant's Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (g)(2)
Foreign Custody Manager Agreement, dated January 6, 2003, between the Registrant and The Bank of New York
Mellon – Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration
Statement on July 29, 2003 and incorporated herein by reference.

28 (g)(2)(i)
Amendment, dated September 6, 2012, to Foreign Custody Manager Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 119 to
the Registrant’s Form N-1A Registration Statement on July 29, 2021 and incorporated herein by reference.

28 (g)(2)(ii)
Amendment, dated July 13, 2021, to Foreign Custody Manager Agreement, dated January 6, 2003, between the
Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 119 to the
Registrant’s Form N-1A Registration Statement on July 29, 2021 and incorporated herein by reference.

28 (g)(2)(iii)
Amendment, dated July 21, 2021, to Foreign Custody Manager Agreement, dated January 6, 2003, between the
Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 119 to the
Registrant’s Form N-1A Registration Statement on July 29, 2021 and incorporated herein by reference.

28 (g)(2)(iv)
Amended Exhibit A, effective February 9, 2023, to the Foreign Custody Manager Agreement, dated January 6,
2003, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective
Amendment No. 123 to the Registrant's Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (g)(3)
Amended Master Repurchase Agreement, effective August 4, 2006, between the Registrant and Goldman, Sachs &
Co. – Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration
Statement on July 30, 2009 and incorporated herein by reference.

28 (g)(4)
Fund Accounting Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon –
Filed as an Exhibit to Post-Effective Amendment No. 25 to the Form N-1A Registrant’s Registration Statement on
May 25, 2004 and incorporated herein by reference.

28 (g)(4)(i)
Amendment, dated January 1, 2019, to the Fund Accounting Agreement, dated January 6, 2003, between the
Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 101 to the
Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

28 (g)(4)(ii)
Investment Company Reporting Modernization Services Amendment, dated February 1, 2018, to the Fund
Accounting Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon – Filed
as an Exhibit to Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration Statement on
July 27, 2018 and incorporated herein by reference.

28 (g)(4)(iii)
Amended Exhibit A, effective February 9, 2023, to the Fund Accounting Agreement, dated January 6, 2003, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment
No. 123 to the Registrant's Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (g)(5)
Securities Lending Agreement and Guaranty, dated August 7, 2003, between the Registrant and The Bank of New
York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A
Registration Statement on May 25, 2004 and incorporated herein by reference.

28 (g)(5)(i)
Amendment, effective October 1, 2011, to Securities Lending Agreement and Guaranty, dated August 7, 2003, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment
No. 72 to the Registrant’s Form N-1A Registration Statement on May 30, 2013 and incorporated herein by reference.

28 (g)(5)(ii)
Amendment, effective March 21, 2019, to Securities Lending Agreement and Guaranty, dated August 7, 2003, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment
No. 104 to the Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

28 (g)(5)(iii)
Amendment, effective March 26, 2019, to Securities Lending Agreement and Guaranty, dated August 7, 2003, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment
No. 104 to the Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

28 (g)(5)(iv)
Amended Exhibit A, effective March 30, 2023, to Securities Lending Agreement and Guaranty, dated August 7,
2003, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective
Amendment No. 125 to the Registrant's Form N-1A Registration Statement on April 17, 2023 and incorporated herein by reference.

28 (g)(6)
Custodian and Investment Accounting Agreement, effective November 1, 2001, between the Registrant and State
Street Bank and Trust Company – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant's
Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

28 (g)(6)(i)
First Amendment, dated March 1, 2002, to the Custodian and Investment Accounting Agreement, effective
November 1, 2001, between the Registrant and State Street Bank and Trust Company – Filed as an Exhibit to
Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration Statement on July 27, 2018 and
incorporated herein by reference.

28 (g)(6)(ii)
Second Amendment, dated October 1, 2007, to the Custodian and Investment Accounting Agreement, effective
November 1, 2001, between the Registrant and State Street Bank and Trust Company – Filed as an Exhibit to
Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration Statement on July 27, 2018 and
incorporated herein by reference.

28 (g)(6)(iii)
Third Amendment, dated August 2, 2010, to the Custodian and Investment Accounting Agreement, effective
November 1, 2001, between the Registrant and State Street Bank and Trust Company – Filed as an Exhibit to
Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration Statement on July 27, 2018 and
incorporated herein by reference.

28 (h)(1)
Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon
Investment Servicing (US) Inc., (formerly, PNC Global Investment Servicing (U.S.) Inc.), effective April 20, 2009
– Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration Statement
on July 30, 2009 and incorporated herein by reference.

28 (h)(1)(i)
Amendment, effective February 9, 2023, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 123 to the Registrant's Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (h)(1)(ii)
Amendment, effective November 21, 2022, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 123 to the Registrant's Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (h)(1)(iii)
Amendment, effective November 18, 2022, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 123 to the Registrant's Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (h)(1)(iv)
Amendment, effective October 21, 2022, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 123 to the Registrant's Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (h)(1)(v)
Amendment, effective April 4, 2022, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on May 27, 2022 and incorporated herein by reference.

28 (h)(1)(vi)
Amendment, effective May 1, 2020, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 113 to the Registrant’s Form N-1A Registration Statement on May 20, 2020 and incorporated herein by reference.

28 (h)(1)(vii)
Amendment, effective November 5, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 109 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

28 (h)(1)(viii)
Amendment, effective May 1, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 104 to the Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

28 (h)(1)(ix)
Amendment, effective January 1, 2019, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

28 (h)(1)(x)
Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement, dated February 25, 2009, between the Registrant and BNY Mellon Investment Servicing (US) Inc. – Filed as an Exhibit to Post-Effective
Amendment No. 50 to the Registrant’s Form N-1A Registration Statement on July 27, 2011 and incorporated herein by reference.

28 (h)(2)
Allocation Agreement dated May 24, 2002 – Fidelity Bond – Filed as an Exhibit to Post-Effective Amendment
No. 113 to the Registrant’s Form N-1A Registration Statement on May 20, 2020 and incorporated herein by reference.

28 (h)(2)(i)
Amended Schedule A, dated July 2021, with respect to Allocation Agreement – Fidelity Bond – Filed as an
Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on July 29,
2021 and incorporated herein by reference.

28 (h)(3)
Allocation Agreement dated May 24, 2002 – Directors & Officers Liability – Filed as an Exhibit to Post-Effective
Amendment No. 116 to the Registrant’s Form N-1A Registration Statement on July 30, 2020 and incorporated herein by reference.

28 (h)(3)(i)
Amended Schedule A, dated July 2021, with respect to Allocation Agreement – Directors & Officers Liability –
Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement
on July 29, 2021 and incorporated herein by reference.

28 (h)(4)
Service Agreement, effective February 12, 2018, between the Registrant and State Street Bank and Trust
Company – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration
Statement on July 27, 2018 and incorporated herein by reference.

28 (h)(5)
Fund Administration Support Services Agreement (with redaction), effective July 29, 2022, between the Registrant and The Bank of New York Mellon – Filed as an Exhibit to Post-Effective Amendment No. 125 to the
Registrant's Form N-1A Registration Statement on April 17, 2023 and incorporated herein by reference.

28 (i)(1)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class R shares of ING
Intermediate Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form
N-1A Registration Statement on July 29, 2003 and incorporated herein by reference.

28 (i)(2)
Opinion and Consent of Counsel regarding the legality of shares being registered (ING Institutional Prime Money
Market Fund) – Filed as an Exhibit to Post-Effective Amendment No. 31 to the Registrant’s Form N-1A
Registration Statement on July 26, 2005 and incorporated herein by reference.

28 (i)(3)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class W shares of ING GNMA
Income Fund and ING Intermediate Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 39 to the
Registrant’s Form N-1A Registration Statement on December 14, 2007 and incorporated herein by reference.

28 (i)(4)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class IS shares of ING
Institutional Prime Money Market Fund) – Filed as an Exhibit to Post-Effective Amendment No. 38 to the
Registrant’s Form N-1A Registration Statement on December 4, 2007 and incorporated herein by reference.

28 (i)(5)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class I shares of ING High
Yield Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A
Registration Statement on August 1, 2008 and incorporated herein by reference.

28 (i)(6)
Opinion and Consent of Counsel regarding the legality of shares being registered (ING Floating Rate Fund) –
Filed as an Exhibit to Post-Effective Amendment No. 48 to the Registrant’s Form N-1A Registration Statement on
August 13, 2010 and incorporated herein by reference.

28 (i)(7)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class W shares of ING High
Yield Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A
Registration Statement on July 27, 2011 and incorporated herein by reference.

28 (i)(8)
Opinion and Consent of Counsel regarding the legality of shares being registered (ING Strategic Income Fund) –
Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on
October 31, 2012 and incorporated herein by reference.

28 (i)(9)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class R6 shares for ING
Intermediate Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form
N-1A Registration Statement on May 31, 2013 and incorporated herein by reference.

28 (i)(10)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class P shares for ING Floating
Rate Fund and ING High Yield Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 62 to the
Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

28 (i)(11)
Opinion and Consent of Counsel regarding the legality of shares being registered (ING Short Term Bond Fund) –
Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on
December 13, 2012 and incorporated herein by reference.

28 (i)(12)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class R6 shares for ING Short
Term Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A
Registration Statement on July 26, 2013 and incorporated herein by reference.

28 (i)(13)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class R shares for ING High
Yield Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A
Registration Statement on January 29, 2014 and incorporated herein by reference.

28 (i)(14)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class R shares for Voya Short
Term Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 80 to the Registrant’s Form N-1A
Registration Statement on July 29, 2014 and incorporated herein by reference.

28 (i)(15)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class R6 shares for Voya
Strategic Income Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 83 to the
Registrant’s Form N-1A Registration Statement on July 29, 2015 and incorporated herein by reference.

28 (i)(16)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class R6 shares for Voya High
Yield Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A
Registration Statement on July 27, 2016 and incorporated herein by reference.

28 (i)(17)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class T shares for Voya
Floating Rate Fund, Voya GNMA Income Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund,
Voya Short Term Bond Fund, and Voya Strategic Income Opportunities Fund) – Filed as an Exhibit to
Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on March 23, 2017 and
incorporated herein by reference.

28 (i)(18)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class P3 shares for Voya
Floating Rate Fund, Voya High Yield Bond Fund, Voya Intermediate Bond Fund, and Voya Short Term Bond
Fund) – Filed as an Exhibit to Post-Effective Amendment No. 95 to the Registrant’s Form N-1A Registration
Statement on January 31, 2018 and incorporated herein by reference.

28 (i)(19)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class P shares for Voya
Strategic Income Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 101 to the
Registrant’s Form N-1A Registration Statement on January 31, 2019 and incorporated herein by reference.

28 (i)(20)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class P3 shares for Voya
Strategic Income Opportunities Fund) – Filed as an Exhibit to Post-Effective Amendment No. 104 to the
Registrant’s Form N-1A Registration Statement on July 26, 2019 and incorporated herein by reference.

28 (i)(21)
Opinion and Consent of Counsel regarding the legality of shares being registered (Voya Government Money
Market Fund II) – Filed as an Exhibit to Post-Effective Amendment No. 109 to the Registrant’s Form N-1A
Registration Statement on October 31, 2019 and incorporated herein by reference.

28 (i)(22)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class P2 shares for Voya Short
Term Bond Fund) – Filed as an Exhibit to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A
Registration Statement on October 21, 2019 and incorporated herein by reference.

28 (i)(23)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class P shares for Voya GNMA
Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 113 to the Registrant’s Form N-1A
Registration Statement on May 20, 2020 and incorporated herein by reference.

28 (i)(24)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class R6 shares for Voya
GNMA Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A
Registration Statement on July 30, 2020 and incorporated herein by reference.

28 (i)(25)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class A, Class I, and Class R6 shares for Voya Short Duration High Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 123
to the Registrant's Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (i)(26)
Opinion and Consent of Counsel regarding the legality of shares being registered (Class C shares for Voya Short
Duration High Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 125 to the Registrant's
Form N-1A Registration Statement on April 17, 2023 and incorporated herein by reference.

28 (j)(1)	Not applicable.
28 (j)(2)	Not applicable.
28 (k)	Not applicable.
28 (l)	Not applicable.
28 (m)(1)
Third Amended and Restated Service and Distribution Plan (Class A shares), effective November 16, 2017 (with respect to Voya GNMA Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 98 to the
Registrant's Form N-1A Registration Statement on July 27, 2018 and incorporated herein by reference.

28 (m)(1)(i)
Amended Schedule A to the Third Amended and Restated Service and Distribution Plan (Class A shares), effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant's
Form N-1A Registration Statement on February 8, 2023 and incorporated herein by reference.

28 (m)(2)
Fourth Amended and Restated Distribution Plan (Class C shares), effective November 16, 2017 – Filed as an
Exhibit to Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration Statement on July 27,
2018 and incorporated herein by reference.

28 (m)(3)
Third Amended and Restated Service and Distribution Plan (Class C shares), effective November 16, 2017 (with respect to Voya GNMA Income Fund, Voya Government Money Market Fund, and Voya Short Duration High
Income Fund) – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant's Form N-1A
Registration Statement on July 27, 2018 and incorporated herein by reference.

28 (m)(3)(i)
Amended Schedule A, dated March 16, 2023, to the Third Amended and Restated Service and Distribution Plan
(Class C shares), effective November 16, 2017 – Filed as an Exhibit to Post-Effective Amendment No. 125 to the
Registrant's Form N-1A Registration Statement on April 17, 2023 and incorporated herein by reference.

28 (m)(4)
Fifth Amended and Restated Shareholder Servicing Plan (Class A and Class C shares), effective November 16,
2017 – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration
Statement on July 27, 2018 and incorporated herein by reference.

28 (m)(5)
Third Amended and Restated Shareholder Service and Distribution Plan (Class R shares), effective November 16,
2017 – Filed as an Exhibit to Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration
Statement on July 27, 2018 and incorporated herein by reference.

28 (m)(5)(i)
Amended Schedule A, effective November 5, 2019, to the Third Amended and Restated Shareholder Service and
Distribution Plan (Class R shares), effective November 16, 2017 – Filed as an Exhibit to Post-Effective
Amendment No. 109 to the Registrant’s Form N-1A Registration Statement on October 31, 2019 and incorporated herein by reference.

28 (m)(6)
Amended and Restated Service and Distribution Plan (Class T shares), effective November 16, 2017 – Filed as an
Exhibit to Post-Effective Amendment No. 98 to the Registrant's Form N-1A Registration Statement on July 27,
2018 and incorporated herein by reference.

28 (n)(1)
Twenty-First Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated January 12, 2023 – Filed as an Exhibit to Post-Effective Amendment No. 125 to the Registrant's Form N-1A Registration Statement on
April 17, 2023 and incorporated herein by reference.

28 (n)(1)(i)
Amended Schedules A and B, each dated March 16, 2023, to the Twenty-First Amended and Restated Multiple
Class Plan Pursuant to Rule 18f-3, dated January 12, 2023 – Filed as an Exhibit to Post-Effective Amendment
No. 125 to the Registrant's Form N-1A Registration Statement on April 17, 2023 and incorporated herein by reference.

28 (o)	Not applicable.
28 (p)(1)
Voya Funds and Advisers Code of Ethics dated November 4, 2022 – Filed as an Exhibit to Post-Effective
Amendment No. 125 to the Registrant's Form N-1A Registration Statement on April 17, 2023 and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant
None
Item 30. Indemnification
Article X of the Registrant’s Declaration of Trust provides the following:
Section 10.1 Limitation of Liability. A trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any trustee. A trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as trustee, provided that nothing contained herein or in the Delaware Act shall protect any trustee against any liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee hereunder.
Section 10.2 Indemnification.
(a)
Subject to the exceptions and limitations contained in Section (b) below:
(i)
every person who is, or has been a trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;
(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals) actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.
(b)
No indemnification shall be provided hereunder to a Covered Person:
(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or
(ii)
in the event of a settlement, unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office,
(A)
by the court or other body approving the settlement;
(B)
by at least a majority of those trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C)
by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) provided; however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the trustees or by independent counsel.
(c)
The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.
(d)
Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 10.2 provided; however, that either: (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments; or (c) either a majority of the trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.
Article IX of the Registrant’s By-Laws provides the following:
The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a trustee, officer, or employee of a corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the trustees would have the power to indemnify him against such liability.
The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
Reference is made to Article IX of the Registrants By-Law and paragraph 1.11 of the Distribution Agreement.
The Registrant is covered under an insurance policy, insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees; to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.
Section 9 of the Management Agreement between the Registrant and investment manager, Section 14 of the Sub-Advisory Agreement and Section 20 of the Distribution Agreement between the Registrant and the distributor limit the liability of the investment manager, the sub-advisor and the distributor to liabilities arising from willful misfeasance, bad faith, or gross negligence in the performance of their respective duties, or from reckless disregard by them of their respective obligations and duties under the agreements.
The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement, and Distribution Agreement in a manner consistent with Release No. 11330 of the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended so long as the interpretations of Section 17 (h) and 17(i) of such Act remain in effect and are consistently applied.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Advisers
Any other business, profession, vocation or employment of a substantial nature in which the investment adviser and the sub-adviser of Voya Funds Trust and each trustee, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.
INVESTMENT ADVISER	FILE NO.
Voya Investments, LLC	801-48282
Voya Investment Management Co. LLC	801-9046
Item 32. Principal Underwriter
(a)
Voya Investments Distributor, LLC is the placement agent or principal underwriter, as applicable, for Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Government Money Market Portfolio; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust.
(b)
Information as to the directors and officers of the placement agent or principal underwriter, as applicable, together with the information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the placement agent or principal underwriter, as applicable, in the last two years, is included in the table below:

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
Stephen Easton One Orange Way Windsor, Connecticut 06095	Chief Compliance Officer	None
Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Secretary	None

Name and Principal Business Address	Positions and Offices with Voya Investments Distributor, LLC	Positions and Offices with the Registrant
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	Executive Vice President
Stacy L. Hughes 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Chief Information Security Officer	None
Michelle P. Luk 230 Park Avenue New York, New York 10169	Senior Vice President and Treasurer	None
Francis G. O’Neill One Orange Way Windsor, Connecticut 06095	Senior Vice President and Chief Risk Officer	None
Niccole A. Peck 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Vice President and Assistant Treasurer	None
Monia Piacenti One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	Anti-Money Laundering Officer
Justina Y. Richards 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Vice President and Assistant Treasurer	None
Andrew K. Schlueter 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Senior Vice President	Senior Vice President
Robert P. Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	Senior Vice President
Jacob J. Tuzza 230 Park Avenue New York, New York 10169	Director, President, and Chief Executive Officer	None
Katrina M. Walker 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Vice President and Assistant Treasurer	None
Catrina Willingham 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Vice President, Chief Financial Officer, Controller, and Financial and Operations Principal	None
(c)
Not applicable.
Item 33. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) the Registrant, (b) the Investment Adviser, (c) the Distributor, (d) the Custodians, (e) the Transfer Agent, and (f) the Sub-Adviser. The address of each is as follows:
(a)	Voya Funds Trust 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(b)	Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258

(c)	Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258
(d)	The Bank of New York Mellon 225 Liberty Street New York, New York 10286
(e)	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
(f)	Voya Investment Management Co. LLC 230 Park Avenue New York, New York 100169
Item 34. Management Services
N/A
Item 35. Undertakings
None

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 128 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 2nd day of May 2023.

VOYA FUNDS TRUST

By /s/ Joanne F. Osberg

Joanne F. Osberg

Secretary